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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 3, 2005

ASIA PAYMENT SYSTEMS INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

800 5th Avenue, Suite 4100
Seattle, WA 98104
 (Address of principal executive offices and Zip Code)

(206) 447-1379
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

The Company announced today that it processed a total of USD$6.6 million in net retail transactions during January 2005. The number of transactions processed via the company's APAYcard platform for the month of January exceeds 28,000 with an average total transaction time of 2 seconds.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 3rd day of March, 2005.

ASIA PAYMENT SYSTEMS INC.

BY:	/s/ Charlie Rodriguez
Charlie Rodriguez,
Member of the Board of Directors.